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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      Form 8-K


Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   March 17, 1998
                  Date of Report(date of earliest event reported)

Commission File Number  0-22472

                              ADAPTIVE SOLUTIONS, INC.
________________________________________________________________________
               (Exact name of registrant as specified in its charter)

     Oregon                                       93-0981962
________________________________________________________________________
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)

1400 N.W. COMPTON DRIVE, SUITE 340, BEAVERTON, OR           97006
________________________________________________________________________
(Address of principal executive offices)                    (Zip Code)

                                   (503) 690-1236
________________________________________________________________________
(Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OF ASSETS

     Adaptive Solutions, Inc., an Oregon corporation (the "Registrant"), purchased all of the outstanding common shares of Mimetics S.A. ("Mimetics"), a French company, which develops and markets high accuracy, high speed data entry recognition software for reading printed documents, in a transaction dated March 2, 1998. Prior to the March 2, 1998 transaction, the Registrant had approximately a 4% ownership interest in Mimetics. Additionally, the Registrant held $337,000 in Mimetics convertible debentures bearing interest at 5% per annum. The consideration paid to Mimetics shareholders for the outstanding common shares of Mimetics was approximately 305,000 shares of the Registrants Common Stock, and warrants to purchase 185,000 shares of the Registrants Common Stock at $3.00 per share. Registrant has agreed to register the shares of Common Stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired. The Registrant will file the required financial statements of the business acquired under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to have been filed.

     (b) Pro Forma Financial Information. The Registrant will file the required pro forma financial information under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to have been filed.

       EXHIBITS

          28.1 Press Release dated March 9, 1998, relating to the Event.


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 17, 1998        ADAPTIVE SOLUTIONS, INC.


                         By: /s/ Richard L. Boonstra
                            ___________________________
                                Richard L. Boonstra
                                Controller
                                (Principal Financial and Accounting Officer)


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                              ADAPTIVE SOLUTIONS, INC.

                                   EXHIBIT INDEX


                                                              Sequentially
                                                                Numbered
Document                                                          Page

 28.1    Press Release dated March 9, 1998, relating to the Event   6



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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      EXHIBITS
                                         TO

                                      FORM 8-K

                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                         OF
                        THE SECURITIES EXCHANGE ACT OF 1934

                                    PRESS RELEASE
FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION, CONTACT:

Daniel J. Meub                     Fletcher Chamberlin
President and CEO                  Investor Relations Counsel
Adaptive Solutions, Inc.           Harris Massey Herinckx
(503) 690-1236                     (503) 973-9226

ADAPTIVE SOLUTIONS COMPLETES ACQUISITION OF MIMETICS, S.A. OF FRANCE

Beaverton, OR - March 9, 1998 -Adaptive Solutions Inc. (NASDAQ:ADSO) today announced that it has completed its previously-announced acquisition of Mimetics, S.A. of Paris, France. Mimetics develops and markets high accuracy, high speed data entry recognition software for reading printed documents.

"This is an important step in our strategy to become a leader in Computer Assisted Data Entry (CADE)," said Dan Meub, president and chief executive officer of Adaptive Solutions. "Mimetics' highly-trainable, neural-net-based software is substantially faster and more accurate than anything else we've seen in the CADE marketplace today. Together with the next-generation OCR and ICR software that we purchased from Eastman Kodak, we plan to use this software to deliver breakthrough data entry products in several releases scheduled for this year. We also expect positive contribution and growth from last year's $1.2M in revenue and believe Mimetics will give us a beachhead from which to expand sales in Europe."

Adaptive Solutions issued 305,000 shares of common stock and 200,000 warrants to purchase common stock at $3.00 per share to the shareholders of Mimetics, which is privately held. A portion of the purchase will involve in-process research and development assets, which will be evaluated and may be written off during Adaptive Solutions first quarter. Prior to the transaction announced today, Adaptive Solutions has held a minority ownership in Mimetics since 1996, when the two companies entered into a strategic partnership.

This press release contains forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements, including, without limitation, integration of Mimetics into Adaptive Solutions' future

                                          7
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products, continued growth in Mimetics' sales, development of additional sales of Kodak OCR products from new and existing customers and implementation of the company's plans to add to acquired product lines. The forward-looking statements should be considered in light of those risks and uncertainties.

Adaptive Solutions, headquartered in Beaverton, Oregon, was founded in 1988 and pioneered data parallel processing for advanced pattern recognition, image processing, and intelligent character recognition applications. Today, Adaptive Solutions provides productive, mission critical, data entry through standards-based Computer Assisted Data Entry (CADE) solutions.

                                                   ####


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